SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 29, 2004


                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                 0-25509                    42-1485449
         --------                 -------                    ----------
(State or other jurisdiction)    (Commission File No.)      (I.R.S. Employer
        of incorporation)                                  Identification No.)


Address of principal executive offices:   329 Pierce Street, Sioux City,
                                          Iowa 51101



Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------


                                 Not Applicable
          (Former name or former address if changed since last report)



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Item 5.  Other Events and Required FD Disclosure.

         On June 29, 2004, First Federal Bank, the wholly owned subsidiary of First Federal Bankshares, Inc., and Iowa State Bank, Orange City, Iowa, entered into a definitive agreement providing for the sale of First Federal Bank's branch office located in Orange City, Iowa and its branch office located in Sheldon, Iowa. The deposits of these branches aggregated $29.5 million at March 31, 2004. The transaction was announced on June 9, 2004.

         A joint press release issued by the Registrant on June 9, 2004 providing details of the sale, is included herewith as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

              Exhibit 99: Joint Press Release dated June 9, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         FIRST FEDERAL BANKSHARES, INC.


DATE:  June 30, 2004                        By:  /s/Colin D Anderson
                                                 -------------------
                                                 Colin D. Anderson
                                                 Senior Vice President and CFO